THE PARNASSUS FUNDS

Quarterly Report September 30, 2005

The Funds that do well by doing good

Parnassus Fund (PARNX)
Parnassus Workplace Fund (PARWX)
Parnassus Small-Cap Fund (PARSX)
Parnassus Mid-Cap Fund (PARMX)

T H E    P A R N A S S U S    F U N D S

November 7, 2005

DEAR SHAREHOLDER:

As of September 30, 2005, the net asset value per share (NAV) of the Parnassus Fund was $30.11, so the total return for the third quarter was a loss of 1.02%. This compares to a gain of 3.61% for the S&P 500 Index, a gain of 4.78% for the Nasdaq Composite Index and a gain of 4.43% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, we substantially underperformed these three major indices.

Below is a table comparing the average annual total return of the Parnassus Fund with that of the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended September 30, 2005	One Year	Three Years	Five Years	Ten Years
THE PARNASSUS FUND	(0.44%)	11.97%	(3.37%)	6.04%
S&P 500 Index	12.25%	16.72%	(1.49%)	9.49%
Lipper Multi-Cap Core Average	14.64%	17.09%	0.74%	9.48%
Nasdaq Index	14.19%	23.09%	(9.71%)	7.92%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

The Parnassus Funds • September 30, 2005        1

[1]	Composition and sector weightings are based on total investments, rather than net assets, and exclude short-term securities received as collateral from securities lending. Sector distribution and portfolio characteristics are subject to change.

Analysis

Ten stocks in our portfolio each caused the NAV to decline by 7¢ or more. These issues were the ones that caused us to underperform for the quarter. Six of these 10 stocks were retailers, so that sector did most of the damage. Because of the huge run-up in oil prices that was exacerbated by Hurricane Katrina, investors became concerned that retail sales would fall off as consumers found that they had less money for shopping after paying astonishing amounts for a tank of gas. Retail stocks reached bargain levels during the quarter, so we added them to the portfolio. Unfortunately, they became even better bargains during the quarter, sinking below our cost of acquisition. We’re still holding on to these retail stocks, because we think they are excellent investments and, at some point, the stocks should trade much higher.

Ross Stores, a San Francisco, Bay Area-based retail chain that sells quality merchandise at discount prices, caused a loss of 25¢ on the NAV. Its shares sank 17.4%, going from $28.69 to $23.70 during the quarter. We’ll talk more about Ross in the next section of this report; I’ll just say we think that it’s an excellent business, and the stock should move higher.

Mentor Graphics, a Portland, Oregon-based company that makes software for use in designing semiconductors, cost the Fund 18¢ during the quarter, as its stock lost 16.3%, sinking from $10.28 to $8.60. Recently, the company’s order flow has been volatile, so investors pushed down the stock. We think that Mentor has some excellent products that will improve its earnings and move the stock higher.

2        The Parnassus Funds • September 30, 2005

Boston Scientific saw its stock drop 13.1%–from $26.89 to $23.37–which lowered the price of each Parnassus share by 18¢. The company has over half the market for drug-coated heart stents, which prop open formerly clogged arteries, but recent gains by competitor Johnson & Johnson in this market have depressed the stock.

Family Dollar Stores, a low-priced retail outlet, dropped 24.8%, going from $26.43 to $19.87 for a decline of 15¢ on the NAV. Investors sold the stock, figuring that low-income consumers would be the ones most affected by higher prices for gasoline.

Pfizer, the big pharmaceutical company that makes Lipitor and other drugs, cost the Fund 12¢ on the NAV, with its stock giving up 7.9% as it retreated from $27.10 to $24.97. Most pharmaceutical stocks have been depressed as of late, and Pfizer followed the industry down.

Personal care provider Avon Products dropped 16.3%, sinking from $32.27 to $27.00 by the end of the quarter. This lowered the NAV by 9¢. Besides the pressure felt by most retailers in America, Avon experienced slower sales in its Chinese operations, which has been the company’s main engine of growth.

Pier 1 Imports, a retailer of household goods imported from overseas, had a 20.9% decline in its stock, slipping from $14.25 to $11.27 for a loss of 8¢ on the NAV. Intense competition from Target, as well as the difficult retail market, moved the stock lower.

Discounter TJX Companies, owner of T.J. Maxx and Marshall’s, also suffered from the negative opinion on retail stocks. Its shares lost 16.3% during the quarter, slipping from $24.47 to $20.48, which meant a loss of 8¢ on the NAV.

Knight-Ridder, publisher of the San Jose Mercury News and the Miami Herald, dropped 4.9%, as its stock edged down from $61.69 to $58.68 for a decline of 7¢ on the NAV. Newspaper circulation has been declining and so has the company’s stock. We still think there’s a lot of value in this issue, so we expect it to trade higher.

Ethan Allen Interiors, manufacturer and retailer of quality furniture, had a 6.4% decline in its stock during the quarter, as it dipped from $33.50 to $31.35 for a loss of 7¢ on the NAV.

Five of our stocks made substantial gains during the quarter. Discount broker Charles Schwab soared 27.4%, increasing from $11.33 to $14.43 for a very healthy gain of 40¢ on the NAV. Investors gave Schwab’s turnaround plan a vote of confidence.

Biotechnology firm Amgen had a 30.9% increase in its stock price, climbing from $60.86 to $79.67, thereby making a contribution of 34¢ to the NAV. The company’s Aranesp drug, used to treat anemia in cancer patients, had a 36% increase in sales and this caused a substantial increase in earnings.

Athletic shoe company Reebok gained 33.6% as it rose from $42.41 at the beginning of the quarter to $56.67 when we sold it. The Fund gained 23¢ per share on the takeover of Reebok by Adidas.

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Radisys Corporation, a manufacturer of embedded computers, added 14¢ to the NAV, as its stock climbed from $16.72 to $19.40 for an increase of 16.0%. Demand has been strong for its traditional products, as well as for its new ATCA technology that speeds the routing of data through wireless base stations.

Electro Scientific Industries, an Oregon-based maker of equipment for use in manufacturing electronic components, had a 24.0% increase in its stock price as it added 6¢ to the NAV, going from $18.03 to $22.36 per share. Strong orders for equipment used in manufacturing capacitors and memory chips moved the stock higher.

Discussion

I know many of you have concerns since our performance has fallen off quite a bit as of late. Because of this, I’m going to go into more detail in analyzing some of the companies than I usually do. I intend to show you why I think there’s a lot of value in our portfolio, and why I think most of our stocks will bounce back from their current depressed levels. Hopefully, this special detailed analysis will give you more comfort going forward.

What I’ve decided to do is take the ten companies that had the most negative impact on the NAV for the third quarter and analyze each of them. I hope to demonstrate that the share prices of these companies are probably close to a bottom and have good prospects of bouncing back.

In general, stocks tend to move in a trading range, going up and down before working their way higher or lower. Some stocks, of course, go straight up, and some go straight down, but these are the exceptions.

Besides moving in a trading range, stocks tend to trade around measures of value such as sales, earnings and net worth. Familiar ratios are price-to-sales, price-to-earnings and price-to-book value (net worth). Naturally, when investors are optimistic about a stock, it tends to trade at higher multiples than when they’re pessimistic about an issue. Since the Parnassus Fund follows a “value” or “contrarian” strategy, we buy a stock when others are pessimistic about it. We hope to buy a stock when it’s trading at low multiples and sell when it’s trading at high multiples.

This strategy is fairly easy to articulate, but difficult to execute. The difficulty is that stocks trade at low multiples for a reason. There can be an earnings disappointment, sales can fall off, raw material prices can rise, new competition can enter the market or industry fundamentals can deteriorate. There are many reasons why a stock can be on the bargain table.

The hard part is to determine if the reason for the stock’s decline is temporary (less than a year) or long-term (more than a year). Sometimes an industry (such as newspapers) can suffer from a long-term decline, but an individual stock will be priced much lower than industry conditions warrant. Even though newspaper circulation will probably never again have enormous long-term growth, individual stocks can

4        The Parnassus Funds • September 30, 2005

make big gains as individual performance improves and a stock bounces back from depressed levels.

Below you will find Table A with the names of the ten poorly performing stocks discussed earlier along with the prices as of September 30 and the stock price ranges over the past two years. You will notice that the stock price in each case is close to or at the bottom of its trading range. All other things being equal, this would indicate that these issues are close to a bottom and have an excellent chance of climbing higher.

Table A

Company	Price	2-Year Range
Ross Stores, Inc.	$23.70	$20.95	–	$32.86
Mentor Graphics Corp.	$8.60	$7.92	–	$18.93
Boston Scientific Corp.	$23.37	$22.89	–	$46.10
Family Dollar Stores, Inc.	$19.87	$19.40	–	$44.13
Pfizer, Inc	$24.97	$21.99	–	$38.89
Avon Products, Inc.	$27.00	$25.91	–	$46.65
Pier 1 Imports, Inc.	$11.27	$10.80	–	$26.44
TJX Companies, Inc.	$20.48	$18.80	–	$26.82
Knight-Ridder, Inc.	$58.68	$56.20	–	$80.00
Ethan Allen Interiors	$31.35	$29.36	–	$46.65

Source: Bloomberg

The one thing that would keep these stocks down for a long time is a bad business model. If these companies were bad businesses, that would tend to keep the stock price down indefinitely. One of the best measures of a business is return on investment. A good business is one that has a good return on investment, while a bad one is an entity that does not have an attractive return. Return on equity is the best measure for return on investment. This is calculated by taking a company’s earnings and dividing it by its net worth (i.e., the capital employed in the business).

Table B shows the return on equity (ROE) of the ten companies for both 2004 and the average for the five years ended December 31, 2004. With only two exceptions,* all the returns on equity are above 15% and most of them are substantially above 15%. As a frame of reference, Standard & Poor’s reports that almost half the companies (46%) in the S&P 500 have an ROE of less than 15%. In other words, the companies in the table are among the elite in American business in their ability to generate good returns on equity. They are companies that are earning excellent returns because they are bringing good value to their customers. The customers

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are willing to pay a good price because these companies are providing important goods and services to them. They are not bad businesses. We believe these are businesses where the stock price should snap back before long.

Table B: Return on Equity (ROE)

Company	2004 ROE	5-Year Average ROE
Ross Stores, Inc.	31.1%	31.3%
Mentor Graphics Corp.	(5.1%)	4.2%
Boston Scientific Corp.	30.8%	16.6%
Family Dollar Stores, Inc.	19.8%	21.0%
Pfizer, Inc	17.0%	28.8%
Avon Products, Inc.	N/A	N/A
Pier 1 Imports, Inc.	17.8%	18.8%
TJX Companies, Inc.	44.5%	43.3%
Knight-Ridder, Inc.	20.1%	17.1%
Ethan Allen Interiors	15.8%	17.7%

Source: Bloomberg

*	The two exceptions are Mentor Graphics and Avon Products. In the case of Mentor Graphics, the five-year ROE is only 4.2% because of depressed earnings during the technology bust for the years after 2000. We think that return will soon look better because of some excellent products. In the case of Avon, we believe the ROE is distorted because the company bought back an enormous amount of stock at a low price which made their net worth negative, so one cannot calculate a meaningful ROE. Avon, though, has been very profitable for the last five years.

At this point, I could also show you three other tables that measure price/earnings, price/sales and price/book value ratios, but I’m going to spare you the numbers and save the space and just tell you that all ten companies are selling at bargain prices according to these three ratios. They are all good businesses whose shares are depressed because of temporary factors.

What are these temporary factors? Six of the ten firms under discussion can be considered retail companies. The huge jump in oil prices to $65 per barrel means that consumers are paying a lot more for gasoline and will have less disposable income for shopping. Investors have become concerned about retailers and the prices of these issues have been driven down below their intrinsic value.

Let’s consider the case of Ross Stores. The company has had a return on equity of more than 30% each year for the last five years. By comparison, Wal-Mart, the nation’s foremost retailer, has an average ROE of just under 22% for the last five years. Clearly, Ross has been doing something right to get those returns that

6        The Parnassus Funds • September 30, 2005

exceed even those of Wal-Mart. Ross has quality merchandise at bargain prices and that merchandise is displayed in attractive surroundings.

Although there is a concern that high gas prices will hurt sales and earnings at Ross, there is no direct evidence that this is the case. Gas prices have been moving higher all year, but the big spike came in August so prices have been extraordinarily high over the past two months. Nevertheless, August and September figures show that both sales and earnings have been strong. High gas prices do not appear to have significantly hampered this quality retail operation.

The last time oil prices were this high (on an inflation-adjusted basis) was in the 1970s. Prices spiked a couple of times, but in each case, they eventually came down. Demand softened, conservation measures set in and the price of oil dropped. It’s likely that the same thing will happen this time. Already, sales of SUVs have fallen off and people are using public transportation more (I know the vast majority of you will join me in welcoming these two phenomena). Even in the unlikely event that gas prices stay this high, a savvy retailer like Ross will find a way to be successful in that environment.

Another example I would like to mention is Pier 1 Imports. Their 5-year average ROE is almost 19%—not as high as Ross, but close to Wal-Mart’s. Its stock price was $11.27 at the end of the quarter—very close to its 2-year low of $10.80 and well below its 2-year high of $26.44. Pier 1 faces some tough competition from Target, but the company has a good long-term track record. An affiliate of famous investor Warren Buffett’s Berkshire Hathaway owns 9.2% of Pier 1’s stock. Their average cost is around $16 per share, while the Fund’s cost is $13.77 a share. So, we got a better bargain than Warren Buffett!

I’m definitely not happy about our recent performance and I’m trying my best to improve things. I’ve tried to communicate why I think our recent losses are only quotational losses and there’s a lot of value in the portfolio that will eventually be recognized.

Personnel Matters

Two senior analysts joined our staff this summer. Ben Allen was an intern with us last summer between his two years of business school. After completing his MBA at the Haas School of Business at the University of California, Berkeley, Ben joined us full-time. He is a Phi Beta Kappa graduate of Georgetown University where he majored in government, rowed on the freshman crew team and participated in the Student Investment Fund. He also studied philosophy at the London School of Economics.

Between college and business school, Ben spent four years at Morgan Stanley in New York, first as an analyst in the investment banking division and later, as an associate in the venture capital group. We’re very honored that someone of Ben’s stature has decided to join us. He lives with his wife, Cortney, in Berkeley. Their

The Parnassus Funds • September 30, 2005        7

most recent trips abroad have been to Japan and Costa Rica. Ben enjoys cooking Indian, Middle Eastern and Mexican vegetarian dishes. He is also an avid Red Sox fan who enjoyed last year’s playoff and World Series games.

Also joining us as a senior analyst is Lori Keith, who was an intern with us in 1991 after finishing her undergraduate degree at UCLA. After her internship with Parnassus she did research for Kroll Associates before joining the consulting division of Ernst & Young. Lori spent seven years as a management consultant at Ernst & Young, including time as a senior consultant and a senior manager.

After working as a management consultant, Lori earned her MBA from Harvard Business School where she was active in the Entrepreneur’s Club and the Women’s Student Association. She also spent four years as an investment banker with both Robertson Stephens and Deloitte & Touche. We’re indeed fortunate to have someone with Lori’s rich business background join us.

Lori lives with her husband, dentist Scott Keith, in Alamo, California, an East Bay suburb of San Francisco. They have a son, Cameron, who is two years old, and they are expecting a second son in December. Lori is a classical pianist and also plays golf and tennis. She has also done much nonprofit work including serving as a coordinator for Habitat for Humanity, recruiting volunteers and working with them at the job site.

We also have two excellent interns who have joined us for the fall. Russell Caprio recently received his MBA from the Olin Graduate School of Business at Babson College in Wellesley, Massachusetts. While at Babson, he spent time studying in China and Russia in the global management program. He received his bachelor’s degree at the State University of New York (SUNY) at Albany. Between college and business school, he worked at American Express Financial Advisors in Waltham, Massachusetts, first as an analyst and later as a compliance supervisor.

Andrea Reichert graduated with honors from Colorado State University where she majored in English and minored in Spanish. While in college, she participated in a one-year study abroad program at La Universidad de las Americas in Puebla, Mexico. Her most recent job was as a program officer for the End Poverty Foundation which makes grants to micro-banking institutions, which in turn make small loans to entrepreneurs in developing countries. Her previous experience includes work as an assistant teacher, as a front desk manager for Starwood Hotels, and at a small venture capital firm.

8        The Parnassus Funds • September 30, 2005

PARNASSUS WORKPLACE FUND

As of September 30, the NAV of the Fund was $15.14, so the total return for the third quarter was 0.33%. This compares to a gain of 3.61% for the S&P 500 Index. There are two reasons we underperformed. The first is that we were mostly in cash during the quarter, while the market moved higher. The second is that one of the stocks in our portfolio where we had a big position had a large decline. Below is a table that summarizes the performance for the quarter and since inception.

Average Annual Total Returns for periods ended September 30, 2005	June 30, 2005 thru September 30, 2005	Since Inception on April 29, 2005
PARNASSUS WORKPLACE FUND	0.33%	0.93%
S&P 500 Index	3.61%	7.05%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

At the start of the quarter, our cash position amounted to 73%, while at the end, our cash position had declined to 63%. Because of this high cash position, only two companies in the portfolio had much impact on our performance. The one that hurt us was Avon Products, which caused the NAV to decline by 13 cents. The stock dropped 13.7%, going from $31.29 to $27.00.

About 5% of the portfolio, a large position, was in Avon stock, so the decline had a big impact on our return. The big drop was especially frustrating to us because we started looking at the company in early June, when it was trading at $42 per share. On July 19, the stock dropped to $31, as Avon lowered its earnings forecast for the year. Figuring that the bad news was already out and that the stock was trading at a bargain price, we invested at that level. Unfortunately, the company cut its earnings forecast again on September 21 and the stock sank below $27. The company cited the effects of Hurricane Katrina, higher oil prices, and slower sales in China.

The Parnassus Funds • September 30, 2005        9

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

At $27 per share, Avon’s stock is trading at a very low valuation. We also like the company because of its social values. The company has been a driving force in charitable contributions to women’s issues—especially breast cancer research. Avon has also given women excellent employment opportunities and good benefits.

The other company that had a big impact on the Fund was Amgen. In this case, it was a positive effect, adding 8 cents to the NAV. The stock rose 30.9% from $60.86 to $79.67 on strong sales of Aranesp, a drug used to treat anemia in cancer patients.

We have been investing the assets of the Workplace very slowly and carefully. We have been especially careful since the summer is normally a weak season for the stock market. This year, though, the S&P gained in the third quarter so our timing was off.

As this is being written in mid-October, the market has dropped off sharply with the S&P down over 4% as of October 13. Fortunately, the Fund is down only a little over 1%, so we’re now making up some of the underperformance. The sell-off also gives us an opportunity to pick up some good values. We plan to be 90% invested by the first of November.

10        The Parnassus Funds • September 30, 2005

PARNASSUS SMALL-CAP FUND

As of September 30, the NAV of the Small-Cap Fund was $15.32, so the total return for the quarter was a loss of 0.39%. This compares to a gain of 4.69% for the Russell 2000 index of smaller companies. Below is a table containing performance figures for the quarter and since inception.

Average Annual Total Returns for periods ended September 30, 2005	June 30, 2005 thru September 30, 2005	Since Inception on April 29, 2005

PARNASSUS SMALL-CAP FUND	(0.39%)	2.13%

Russell 2000 Index	4.69%	16.73%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

Part of the reason for the underperformance was the same phenomena as the Workplace Fund—high levels of cash while the stock market moved higher. At the beginning of the quarter, the Fund had 60% of its assets in cash.

Six companies, though, had a substantial impact on the performance of the Fund. Three companies moved the NAV higher by 6 cents or more. Pier 1 cost the Fund 9 cents on the NAV, as its stock declined 20.9%, sinking from $14.25 to $11.27. Retail stocks have been weak because higher fuel costs make investors think that consumers will have less money to go shopping.

Credence Systems, a manufacturer of electronic testing equipment, cost the Fund 6 cents a share, as its stock price dropped 15.1%—from $9.40 to $7.98. The stock had gone up quite a bit in the second quarter, because of a large number of orders for its new equipment that tests semiconductors. The stock dropped off because investors think that this strong order flow is a one-time phenomenon. Our view is that Credence will continue to get a steady stream of orders from its big semiconductor customers like AMD and Intel.

Semiconductor company Agere Systems saw its stock drop 11.3% during the quarter, going from $11.73 to $10.41 for a loss of 6 cents on the NAV. The company lost

The Parnassus Funds • September 30, 2005        11

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

an account from a major customer, Maxtor, and investors are afraid that it will hurt sales and profits. We think Agere can replace those sales.

Three companies each made a positive impact on the NAV by 5 cents or more. Radisys, a manufacturer of embedded computers, added 6 cents to the NAV as it increased by 16.0%, climbing from $16.72 to $19.40. Demand has been strong for its traditional products, as well as for its new ATCA technology that speeds the routing of data through wireless base stations.

Electro Scientific Industries, an Oregon-based maker of equipment for use in manufacturing components, had a 24.0% increase in its stock price as it added 6 cents to the NAV, rising from $18.03 to $22.36 per share. Strong orders for equipment used in manufacturing capacitors and memory chips moved the stock higher.

JDSU, a maker of components used in telecommunications equipment, rose 47.0% from $1.51 to $2.22 for a contribution of 5 cents to the NAV. JDSU has been restructuring to control costs and acquired a profitable business during the quarter.

While our large cash position hurt us during the third quarter as the market moved ahead, the cash position is helping us so far in the fourth quarter, since the market has moved sharply downward. As of mid-October, the Fund is down, but it’s down 3 percentage points less than the Russell 2000. This will help make up some of the shortfall.

The best thing about the sell-off, though, is that there are some excellent values in the market today. We plan to be over 90% invested by the first of November and we’ll be adding stocks at bargain prices.

12        The Parnassus Funds • September 30, 2005

PARNASSUS MID-CAP FUND

As of September 30, the NAV of the Parnassus Mid-Cap Fund was $14.89, so the total return for the quarter was a loss of 2.23% compared to a gain of 4.88% for the S&P Midcap 400 Index. Below is a table comparing performance figures for the quarter and since inception.

Average Annual Total Returns for periods ended September 30, 2005	June 30, 2005 thru September 30, 2005	Since Inception on April 29, 2005
PARNASSUS MID-CAP FUND	(2.23%)	(0.73%)
S&P Midcap 400 Index	4.88%	13.77%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P Midcap 400 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

There were two reasons why we underperformed during the quarter. First, the Fund held 58% of its assets in cash at the beginning of the quarter, while the market moved higher. Second, there were only three stocks that had a significant impact on the Fund and all three of them had sharp downward moves.

All three of them were retailers. Because of higher oil prices, investors sold off companies in the retail sector, reasoning that increased gasoline prices would mean less money for shopping.

Family Dollar Stores lost 24.8% as its stock cascaded from $26.43 to $19.87, costing us 16 cents on the NAV. Ross Stores sank 17.4% for a loss of 11 cents on the NAV, sliding from $28.69 to $23.70. TJX Cos., owner of TJ Maxx and Marshall’s, dropped 16.3%— from $24.47 to $20.48— for a loss of 10 cents for each Parnassus share.

As of the end of the quarter, the Fund held cash equal to 45% of assets. This hurt us in the third quarter as the market moved higher, but it’s helping us so far in October as stocks move lower. We plan to take advantage of the sell-off by purchasing stocks at the current bargain prices and becoming over 90% invested by the first of November.

The Parnassus Funds • September 30, 2005        13

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

Yours truly,

Jerome L. Dodson

President

14        The Parnassus Funds • September 30, 2005

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2005 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
200,000	3M Co.	$14,672,000	$73.36
100,000	Adaptec Inc.	383,000	3.83
100,000	AFLAC Inc.	4,530,000	45.30
675,000	Agere Systems Inc.	7,026,750	10.41
20,000	Alliance Data Systems Corp.	783,000	39.15
10,000	Altera Corporation	191,100	19.11
175,000	Amgen Inc.	13,942,250	79.67
10,000	Applied Materials Inc.	169,600	16.96
250,000	Arthur J. Gallagher & Co.	7,202,500	28.81
225,000	Automatic Data Processing	9,684,000	43.04
175,000	Avon Products Inc.	4,725,000	27.00
500,000	Boston Scientific Corp.	11,685,000	23.37
1,000	CDW Corp.	58,920	58.92
950,000	Charles Schwab Corp.	13,708,500	14.43
600,000	Cisco Systems Inc.	10,758,000	17.93
300,000	Connetics Corp.	5,073,000	16.91
1,000	Costco Wholesale Corp.	43,090	43.09
300,000	Credence Systems Corp.	2,394,000	7.98
5,000	Cymer Inc.	156,600	31.32
1,000	eBay Inc.	41,200	41.20
180,000	Electro Scientific Industries Inc.	4,024,800	22.36
180,000	Electronics For Imaging	4,129,200	22.94
350,000	Ethan Allen Interiors Inc.	10,972,500	31.35
10,000	E*Trade Financial Corp.	176,000	17.60
450,000	Family Dollar Stores	8,941,500	19.87
125,000	Gannett Co.	8,603,750	68.83
450,000	The Gap Inc.	7,843,500	17.43
125,000	Hain Celestial Group Inc.	2,425,000	19.40
5,000	Health Management Associates Inc.	117,350	23.47
25,000	Home Depot Inc.	953,500	38.14
20,000	Hyperion Solutions Corp.	973,000	48.65

The Parnassus Funds • September 30, 2005        15

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2005 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share
750,000	Integrated Device Technology Inc.	$8,055,000	$10.74
50,000	International Business Machines Corp.	4,011,000	80.22
250,000	Knight-Ridder Inc.	14,670,000	58.68
360,000	Lattice Semiconductor Corp.	1,540,800	4.28
25,000	Leap Wireless International Inc.	880,000	35.20
100,000	Lexmark International Inc.	6,105,000	61.05
225,000	Mattel Inc.	3,753,000	16.68
1,600,000	Mentor Graphics Corp.	13,760,000	8.60
250,000	Petco Animal Supplies Inc.	5,290,000	21.16
600,000	Pfizer Inc	14,982,000	24.97
370,000	Pier 1 Imports Inc.	4,169,900	11.27
500,000	Radisys Corp.	9,700,000	19.40
260,000	Restoration Hardware Inc.	1,643,200	6.32
550,000	Ross Stores Inc.	13,035,000	23.70
5,000	Sigmatel Inc.	101,200	20.24
10,000	Teradyne Inc.	165,000	16.50
500,000	TJX Companies Inc.	10,240,000	20.48
600,000	Vishay Intertechnology Inc.	7,170,000	11.95
10,000	WR Berkley Corp.	394,800	39.48
15,000	Xilinx Inc.	417,750	27.85

	Total common stocks	$276,471,260
	Short-term investments and other assets and liabilities	$11,927,952

	Total Net Assets	$288,399,212

	Net Asset Value as of September 30, 2005	$30.11

16        The Parnassus Funds • September 30, 2005

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of September 30, 2005 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
600	3M Co.	$44,016	$73.36
100	AFLAC Inc.	4,530	45.30
200	Amgen Inc.	15,934	79.67
1,500	Avon Products Inc.	40,500	27.00
1,000	Baldor Electric	25,350	25.35
2,100	Cisco Systems Inc.	37,653	17.93
100	Costco Wholesale Corp.	4,309	43.09
100	eBay Inc.	4,120	41.20
100	First Horizon National Corp.	3,635	36.35
100	Four Seasons Hotels Inc.	5,740	57.40
2,200	The Gap Inc.	38,346	17.43
100	Hyperion Solutions Corp.	4,865	48.65
100	International Business Machines Corp.	8,022	80.22
100	JM Smucker Co.	4,854	48.54
3,500	Mentor Graphics Corp.	30,100	8.60
1,000	Pfizer Inc	24,970	24.97
200	SEI Investments Co.	7,516	37.58
100	Symantec Corp.	2,266	22.66
300	WD-40 Co.	7,953	26.51
100	Xilinx Inc.	2,785	27.85

	Total common stocks	$317,464
	Short-term investments and other assets and liabilities	$550,108

	Total Net Assets	$867,572

	Net Asset Value as of September 30, 2005	$15.14

The Parnassus Funds • September 30, 2005        17

THE PARNASSUS SMALL-CAP FUND

Summary Portfolio as of September 30, 2005 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
100	Abgenix Inc.	$1,268	$12.68
300	Actel Corp.	4,338	14.46
1,000	Adaptec Inc.	3,830	3.83
3,200	Agere Systems Inc.	33,312	10.41
600	Arthur J. Gallagher & Co.	17,286	28.81
1,400	Connetics Corp.	23,674	16.91
800	Convergys Corp.	11,496	14.37
2,500	Credence Systems Corp.	19,950	7.98
1,200	Electro Scientific Industries Inc.	26,832	22.36
500	Ethan Allen Interiors Inc.	15,675	31.35
300	Hain Celestial Group Inc.	5,820	19.40
100	Hyperion Solutions Corp.	4,865	48.65
4,600	Integrated Device Technology Inc.	49,404	10.74
3,000	JDS Uniphase Corp.	6,660	2.22
2,700	Lattice Semiconductor Corp.	11,556	4.28
300	Leap Wireless International Inc.	10,560	35.20
4,000	Mentor Graphics Corp.	34,400	8.60
1,400	Petco Animal Supplies Inc.	29,624	21.16
2,000	Pier 1 Imports Inc.	22,540	11.27
300	Plantronics Inc.	9,243	30.81
1,200	Radisys Corp.	23,280	19.40
1,000	Restoration Hardware Inc.	6,320	6.32
200	Sigmatel Inc.	4,048	20.24
600	WD-40 Co.	15,906	26.51
3,000	Vishay Intertechnology Inc.	35,850	11.95

	Total common stocks	$427,737
	Short-term investments and other assets and liabilities	$280,788

	Total Net Assets	$708,525

	Net Asset Value as of September 30, 2005	$15.32

18        The Parnassus Funds • September 30, 2005

THE PARNASSUS MID-CAP FUND

Summary Portfolio as of September 30, 2005 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
300	Alliance Data Systems Corp.	$11,745	$39.15
100	Charles Schwab Corp.	1,443	14.43
100	Diebold Inc.	3,446	34.46
100	Dow Jones & Co., Inc.	3,819	38.19
1,500	Family Dollar Stores	29,805	19.87
600	Foot Locker Inc.	13,164	21.94
100	Jefferson-Pilot Corp.	5,117	51.17
300	Kinetic Concepts Inc.	17,040	56.80
500	Knight-Ridder Inc.	29,340	58.68
200	Leap Wireless International Inc.	7,040	35.20
500	Lexmark International Inc.	30,525	61.05
900	Limited Brands Inc.	18,387	20.43
100	Liz Claiborne Inc.	3,932	39.32
400	Masco Corp.	12,272	30.68
1,000	Mattel Inc.	16,680	16.68
100	Micron Technology Inc.	1,330	13.30
300	Pitney Bowes Inc.	12,522	41.74
1,100	Ross Stores Inc.	26,070	23.70
100	SEI Investments Co.	3,758	37.58
100	Solectron Corp.	391	3.91
200	The Stanley Works	9,336	46.68
100	Tellabs Inc.	1,052	10.52
1,400	TJX Companies Inc.	28,672	20.48
200	WR Berkley Corp.	7,896	39.48
200	Xilinx Inc.	5,570	27.85

	Total common stocks	$300,352
	Short-term investments and other assets and liabilities	$250,556

	Total Net Assets	$550,908

	Net Asset Value as of
	September 30, 2005	$14.89

The Parnassus Funds • September 30, 2005        19

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THE PARNASSUS FUNDS

The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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